GE LIFE & ANNUITY SEPARATE ACCOUNT I

Financial Statements

Year ended December 31, 2003

(With Independent Auditors’ Report Thereon)

GE LIFE & ANNUITY SEPARATE ACCOUNT I

December 31, 2003

Independent Auditors’ Report

Policy Owners

GE Life & Annuity Separate Account I

and

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account I (the Account) (comprising the GE Investments Funds, Inc. — Income, Money Market, S&P 500® Index, and Total Return Funds) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account I as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

Richmond, Virginia

February 18, 2004

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Assets and Liabilities

December 31, 2003

	GE Investments Funds, Inc.
	Income Fund	Money Market Fund	S&P 500® Index Fund	Total Return Fund
Assets
Investments at market value (note 2a)	$1,588,778	95,370	2,091,204	514,549
Dividend receivable	—	55	—	—

Total assets	1,588,778	95,425	2,091,204	514,549

Liabilities
Accrued expenses payable to affiliate (note 4b)	1	58	30	7

Total liabilities	1	58	30	7

Net assets	$1,588,777	95,367	2,091,174	514,542

Analysis of Net Assets
Attributable to:
Flexible premium variable life insurance policy owners	$32,781	95,367	2,091,174	514,542
GE Life and Annuity Assurance Company (note 4c)	1,555,996	—	—	—

Net assets	$1,588,777	95,367	2,091,174	514,542

Outstanding units attributable to policy owners (note 5)	2,340	4,321	24,128	8,862

Net asset value per unit	$14.01	22.07	86.67	58.06

Investments in securities, at cost	$1,533,166	95,110	1,838,132	465,579

Shares outstanding	125,993	95,370	101,960	34,099

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Operations

	GE Investments Funds, Inc.
	Income Fund	Money Market Fund	S&P 500® Index Fund	Total Return Fund
	Year ended December 31, 2003
Investment income and (expense):
Income — Ordinary dividends	$66,583	828	24,288	5,537
Expenses:
Mortality and expense risk charges (note 4a)	163	486	9,447	2,331

Net investment income	66,420	342	14,841	3,206

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	310	43	(5,224)	(804)
Unrealized appreciation (depreciation) on investments	(38,547)	12	460,012	82,571
Capital gain distribution	26,877	—	—	—

Net realized and unrealized gain (loss) on investments	(11,360)	55	454,788	81,767

Increase (decrease) in net assets from operations	$55,060	397	469,629	84,973

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Changes in Net Assets

	GE Investments Funds, Inc.
	Income Fund		Money Market Fund		S&P 500® Index Fund		Total Return Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2003	2002	2003	2002	2003	2002	2003	2002
Increase (decrease) in net assets
From operations:
Net investment income	$66,420	43,131	342	1,143	14,841	15,308	3,206	8,654
Net realized gain (loss) on investments	310	1,344	43	46	(5,224)	(27,289)	(804)	(20)
Unrealized appreciation (depreciation) on investments	(38,547)	75,914	12	(47)	460,012	(572,393)	82,571	(58,074)
Capital gain distribution	26,877	18,369	—	1	—	3,324	—	4,549

Increase (decrease) in net assets from operations	55,060	138,758	397	1,143	469,629	(581,050)	84,973	(44,891)

From capital transactions:
Net premiums	3,136	3,996	4,113	5,747	119,500	122,325	23,907	22,985
Loan interest	(27)	(778)	(1,473)	(1,848)	(8,425)	(10,120)	(1,222)	(1,062)
Transfers (to) from the general account of GE Life and Annuity Assurance Company (GE Life & Annuity):
Death benefits	—	(309)	—	(150)	—	(127)	—	—
Surrenders	(832)	(7,369)	(1,767)	(693)	(76,787)	(136,334)	(7,441)	(1,824)
Capital contribution (withdrawal)	—	—	(5,968)	—	—	—	—	—
Loans	—	2,291	—	793	(44,569)	38,386	3,455	2,438
Cost of insurance and administrative expense (note 4a)	(2,928)	(3,526)	(8,843)	(9,839)	(177,623)	(165,006)	(32,596)	(32,142)
Transfers (to) from the Guarantee Account	(1)	(544)	(73)	(52)	(39)	20	(27)	187
Transfers (to) from other subaccounts	—	—	—	164	—	(38,632)	—	38,468

Increase (decrease) in net assets from capital transactions (note 5)	(652)	(6,239)	(14,011)	(5,878)	(187,943)	(189,488)	(13,924)	29,050

Increase (decrease) in net assets	54,408	132,519	(13,614)	(4,735)	281,686	(770,538)	71,049	(15,841)
Net assets at beginning of year	1,534,369	1,401,850	108,981	113,716	1,809,488	2,580,026	443,493	459,334

Net assets at end of year	$1,588,777	1,534,369	95,367	108,981	2,091,174	1,809,488	514,542	443,493

Changes in units (note 5):
Units purchased	229	476	106	307	1,603	2,289	554	1,325
Units redeemed	(276)	(908)	(467)	(573)	(4,124)	(4,988)	(836)	(727)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2003	(47)	(432)	(361)	(266)	(2,521)	(2,699)	(282)	598

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements

December 31, 2003

(1)	Description of Entity

GE Life & Annuity Separate Account I (the Account) is a separate investment account established in 1984 by GE Life and Annuity Assurance Company (GE Life & Annuity) pursuant to the laws of the Commonwealth of Virginia. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used to fund certain benefits for flexible premium variable life insurance policies that are no longer issued by GE Life & Annuity, although current policy owners may continue to add new premium in accordance with the terms of their policy.

GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (GE Capital) acquired GE Life & Annuity from Aon Corporation on April 1, 1996. GE Capital subsequently contributed GE Life & Annuity to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (GE Financial Assurance) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (GECA). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (Harvest) merged into the Company on January 1, 1999. At this time The Life Insurance Company of Virginia was renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (Federal), received common stock of the GE Life & Annuity in exchange for its interest in Harvest.

GE Life & Annuity is a wholly owned indirect subsidiary of GE Financial Assurance. The stock is owned directly by GECA, which owns approximately 85% of GE Life & Annuity’s outstanding common stock, Federal, which owns approximately 12% of GE Life & Annuity’s outstanding common stock and GE Financial Assurance, which directly owns the remaining 3% of outstanding common stock. All outstanding non-voting preferred stock is owned by Brookfield Life Assurance Company Limited (Brookfield). Brookfield is partially owned directly by GE Financial Assurance and owned indirectly by GE Capital. GE Financial Assurance is a wholly owned subsidiary of GE Insurance, Inc. (GEI). GEI is a wholly owned subsidiary of GE Capital, which in turn is wholly owned, directly or indirectly, by General Electric Company.

On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Life & Annuity, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

GE Life & Annuity principally offers annuity contracts, institutional stable value products and life insurance. GE Life & Annuity does business in the District of Columbia and all states except New York. GE Life & Annuity’s principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

(2)	Summary of Significant Accounting Policies

(a) Investments

Investments are stated at fair market value, which is based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

(b) Federal Income Taxes

The operations of the Account are a part of, and taxed with, the operations of GE Life & Annuity. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements — Continued

December 31, 2003

1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Life & Annuity is taxed as a life insurance company under the Code.

(c) Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)	Purchases and Sales of Investments

The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2003 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
GE Investments Funds, Inc.:
Income Fund	$96,687	$4,047
Money Market Fund	5,312	18,960
S&P 500® Index Fund	191,836	366,015
Total Return Fund	36,680	47,412

(4)	Related Party Transactions and Policy Charges

(a) GE Life & Annuity

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions retained as compensation for certain distribution expenses and premium taxes. A premium sales charge of 6.0% and a premium tax charge of 2.5% is assessed with each premium payment. This fee compensates GE Life & Annuity for sales and distribution expenses as well as expenses associated with federal, state, and local premium taxes. A transfer charge of $10 is assessed for each transfer of assets after the first day in a calendar year.

A charge based on the policy’s specified amount of insurance, death benefit option elected, the policy’s cash value, policy duration, as well as the gender, issue age, policy and risk class of the insured is deducted from the policy’s cash value each month to compensate GE Life & Annuity for the cost of insurance and any benefits added by a rider. A charge equal to the lesser of $25 or 2% of the cash value surrendered is assessed when a partial surrender is taken. If a policy owner takes a loan, interest is credited at an annualized effective rate of 4.0% on collateral corresponding to policy debt, while we charge interest daily at an annualized effective rate of 8.0% on outstanding policy debt.

In addition, GE Life & Annuity charges the policy’s assets allocated to the Account for the mortality and expense risks that it assumes. This Mortality and Expense risk charge is assessed through the daily unit value calculation equal to an effective annual rate of 0.50% of the average daily net assets of the policy owner’s account.

(b) Accrued Expenses Payable to Affiliate

Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the policies for services and benefits accrued and payable to GE Life & Annuity.

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements — Continued

December 31, 2003

(c) Capitalization

Affiliates of the Account have capitalized certain portfolios of GE Investment Funds, Inc.

(d) Capital Brokerage Corporation

Capital Brokerage Corporation (CBC), an affiliate of GE Life & Annuity, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as the distributor and principal underwriter for variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Life & Annuity are also officers and directors of CBC.

(e) GE Investments Funds, Inc.

GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the fund based on the average daily assets at an effective annual rate .35% for the S&P 500® Index Fund, and .50% maximum for the Money Market Fund, which declines incrementally as the portfolio’s asset increase, .50% for the Total Return Fund, and .50% for the Income Fund.

(5)	Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2003 and 2002 are reflected in the Statements of Changes in Net Assets.

(6)	Financial Highlights

A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years ended December 31, 2003, 2002, and 2001 follows.

Expenses as a percentage of average net assets represent the annualized policy expenses of the Account consisting of the mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio, divided by the average net assets.

The total return below represents the annual total return for the year indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in sales materials for a product supported by the Account include the maximum

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements — Continued

December 31, 2003

charges that may be assessed under the policy through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
GE Investments Funds, Inc.:
Income Fund
2003	2,340	$14.01	$1,589	0.50%	4.42%	3.08%
2002	2,387	13.59	1,534	0.50%	2.95%	9.33%
2001	2,819	12.43	1,402	0.50%	4.91%	6.89%
Money Market Fund
2003	4,321	22.07	95	0.50%	.77%	0.28%
2002	4,682	22.01	109	0.50%	1.48%	0.96%
2001	4,949	21.80	114	0.50%	3.44%	2.94%
S&P 500® Index Fund
2003	24,128	86.67	2,091	0.50%	1.23%	27.63%
2002	26,649	67.90	1,809	0.50%	1.19%	(22.76)%
2001	29,348	87.91	2,580	0.50%	0.96%	(12.71)%
Total Return Fund
2003	8,862	58.06	515	0.50%	1.21%	19.71%
2002	9,144	48.50	443	0.50%	2.42%	(9.77)%
2001	8,546	53.75	459	0.50%	2.53%	(3.38)%